UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007

REMEDENT, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-15975 (Commission File Number)	86-0837251 (IRS Employer Identification No.)

Xavier de Cocklaan 42, 9831, Deurle, Belgium (Address of Principal Executive Offices)	N/A (Zip Code)

011-329-321-7080

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On November 29, 2007, Remedent N.V., a Belgian company and a subsidiary of Remedent, Inc. ("Company"), entered into a distribution agreement (“Agreement”) with Vemedia N.V., a corporation under the laws of the Netherlands (“Vemedia”) whereby Vemedia agreed to be the exclusive distributor of the Company’s products in the Netherlands.

The term of the Agreement will be for three years and will begin on the first shipment date or March 1, 2008, whichever comes first.

The Agreement is filed as Exhibit 10.1 to this Form 8-K. As the Company has applied for confidential treatment from the Securities and Exchange Commission with respect to certain commercially sensitive pricing terms contained in the Agreements, such terms have been redacted from Exhibit 10.1 and have been replaced by the symbol “***.”

For further information see the Agreement attached hereto as Exhibit 10.1.

SECTION 7–REGULATION FD

Item 7.01. Regulation FD Disclosure.

On December 14, 2007, the Company issued a press release announcing its new distribution agreement. A copy of the press release is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Distribution Agreement, dated November 29, 2007, by and between Remedent, Inc. and Vemedia N.V. *
99.1	Press Release dated December 14, 2007 entitled “Remedent, Inc. Announces Exclusive Distribution Agreement with Leading OTC Distributor Encompassing the Netherlands.

* Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain portions of this Exhibit 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDENT, INC.,
a Nevada corporation

Dated:	December 19, 2007	By: /s/ Robin List

Robin List,

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Distribution Agreement, dated November 29, 2007, by and between Remedent, Inc. and Vemedia N.V. *
99.1	Press Release dated December 14, 2007 entitled “Remedent, Inc. Announces Exclusive Distribution Agreement with Leading OTC Distributor Encompassing the Netherlands.

* Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain portions of this Exhibit 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.